Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 6/15/2005


Blended Coupon 6.7860%


Excess Protection Level
3 Month Average   4.40%
December, 2000   0.41%
November, 2000   6.50%
October, 2000   6.30%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.24%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$5,990,287,874.98